POWER OF ATTORNEY


         I hereby constitute and appoint John F. Cogan, Jr., David D. Tripple, Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am a Trustee (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 1998.



/s/ Mary K. Bush
Mary K. Bush


/s/ Blake Eagle
Blake Eagle


/s/ Richard H. Egdahl
Richard H. Egdahl, M.D.


/s/ Margaret BW Graham
Margaret B.W. Graham


/s/ Stephen G. Kasnet
Stephen G. Kasnet


/s/ John W. Kendrick
John W. Kendrick


/s/ Marguerite A. Piret
Marguerite A. Piret

/s/ Fred N. Pratt, Jr.
Fred N. Pratt, Jr.


/s/ Stephen K. West
Stephen K. West


/s/ John Winthrop
John Winthrop

                                POWER OF ATTORNEY


         I hereby constitute and appoint David D. Tripple, Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am a Trustee (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1998.



/s/ John F. Cogan, Jr.
John F. Cogan, Jr.

                                POWER OF ATTORNEY


         I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am a Trustee (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1998.



/s/ David D. Tripple
David D. Tripple

                                POWER OF ATTORNEY


         I hereby constitute and appoint John F. Cogan, Jr., David D. Tripple and Joseph P. Barri, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am Treasurer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1999.



/s/ Eric W. Reckard
Eric W. Reckard